                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) - March 16, 2001

                          Correctional Properties Trust
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)




         Maryland                        1-14031                65-0823232
----------------------------     -----------------------     -----------------
(State or Other Jurisdiction     (Commission File Number)    (IRS Employer
 of Incorporation)                                           Identification No.)



3300 PGA Boulevard, Suite 750, Palm Beach Gardens, Florida           33410
------------------------------------------------------------       ----------
(Address of Principal Executive Offices)                           (Zip Code)


(561) 630-6336
-----------------------------------------------------------------------------
(Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address; if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.

         On March 16, 2001, Correctional Properties Trust, a Maryland real estate investment trust (the "Company"), acquired the Mountain View Correctional Facility in Spruce Pine, North Carolina, for approximately $25,200,000, from Corrections Corporation of America. This facility is a 576-cell, medium-security prison, which is leased to the State of North Carolina under the terms of a long-term, triple-net lease. The North Carolina Department of Correction operates the facility.

Item 5.  Other Items

         On March 16, 2001, the Company entered into Amendment Agreement No. 2 to Credit Agreement ("Amendment No.2") and Amendment Agreement No. 3 to Credit Agreement ("Amendment No. 3"), each amending the Company's Bank Credit Facility. The Amendments included increasing the revolving credit commitment to $110,000,000, the payment by the Company of additional bank fees of $625,000, increasing the interest rate grid applicable to all borrowings by 50 basis points, and certain covenant changes. The increased capacity was necessary to fund the Company's acquisition of the Mountain View Correctional Facility. In addition, the Company committed to entering into interest rate obligations which would effectively fix the interest rate on an additional $30,000,000 of the Company's outstanding debt, on or before June 15, 2001.

Item 7.  Financial Statement and Exhibits

         (a) Financial Statements of Businesses Acquired. [To be filed by amendment to this Form 8-K]

         (b) Pro Forma Financial Information. [To be filed by amendment to this Form 8-K]

         (c)      Exhibits

                  (2) The Agreement of Sale, by and between Corrections Corporation of America, a Maryland corporation, and CPT Operating Partnership, L.P., a Delaware limited partnership.

                  (10.1)   Amendment Agreement No. 2 to Credit Agreement
                  ("Amendment Agreement"), dated March 16, 2001, by and among CPT Operating Partnership L.P., a Delaware limited partnership (the "Borrower"), Correctional Properties Trust, a Maryland real estate investment trust, Bank of America, N.A., as successor in interest to Nationsbank, National Association (the "Agent"), as Agent for the lenders (the "Lenders") party to a Credit Agreement dated October 2, 1998 among such Lenders, Borrower and the Agent, as amended by Amendment Agreement No. 1 to Credit Agreement dated as of March 10, 2000.

                  (10.2)   Amendment Agreement No. 3 to Credit Agreement
                  ("Amendment Agreement"), dated March 16, 2001, by and among CPT Operating Partnership L.P., a Delaware limited partnership (the "Borrower"), Correctional Properties Trust, a Maryland real estate investment trust, Bank of America, N.A., as successor in interest to Nationsbank, National Association (the "Agent"), as Agent for the lenders (the "Lenders") party to a Credit Agreement dated October 2, 1998 among such Lenders, Borrower and the Agent, as amended by Amendment Agreement No. 1 to Credit Agreement dated as of March 10, 2000 and Amendment Agreement No. 2 to the Credit Agreement dated as of March 16, 2001.

                  (99) Press Release of Correctional Properties Trust, dated March 19, 2001


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CORRECTIONAL PROPERTIES TRUST


March 31, 2001                      By: /s/ Charles R. Jones
                                       ----------------------------------------
                                       Charles R. Jones
                                       President and Chief Executive Officer

                          CORRECTIONAL PROPERTIES TRUST
                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX


Exhibit No.             Description                        Sequential Page Number
-----------             -----------                        ----------------------
2                       Agreement of Sale (Mountain
                        View Correctional Facility)

10.1                    Amendment Agreement No. 2 to
                        Credit Agreement

10.2                    Amendment Agreement No. 3 to
                        Credit Agreement

99                      Press Release dated
                        March 19, 2001